UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM N-CSR
________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-23091

Gallery Trust
 (Exact name of registrant as specified in charter)
________

SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
 (Address of principal executive offices) (Zip code)

Michael Beattie
C/O SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
 (Name and address of agent for service)

Registrant’s telephone number, including area code:  1-888-832-4386

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Mondrian International Equity Fund
Mondrian Emerging Markets Equity Fund
Mondrian International Government Fixed Income Fund
(Each, a Series of Gallery Trust)

Annual Report
October 31, 2018

Investment Adviser: Mondrian Investment Partners Limited

Gallery Trust

TABLE OF CONTENTS
Shareholder Letter	1
Portfolio Performance Review	2
Schedules of Investments	13
Statements of Assets and Liabilities	27
Statements of Operations	28
Statements of Changes in Net Assets	31
Financial Highlights	34
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	59
Disclosure of Fund Expenses	61
Trustees and Officers of Gallery Trust	63
Notice to Shareholders	66
Fund Information	67

The Funds file their complete schedule of investments of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days of the period end. The Funds’ N-Q forms are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities will be available (i) without charge, upon request, by calling 1-888-832-4386; and (ii) on the Commission’s website at http://www.sec.gov.
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus.

Gallery Trust
October 31, 2018 (Unaudited)

SHAREHOLDER LETTER

Dear Shareholder,
We are pleased to provide the Mondrian Funds annual report for the fiscal year ended October 31, 2018. Following an extended period of low volatility in a growth-led environment, the past 12 months have brought greater performance swings and negative returns overall for international markets. Driven by concerns around the end of quantitative easing and the cheap money that has been in place since the financial crisis a decade ago, investors are beginning to once again focus more on fundamentals. As investors we welcome this as markets that are fundamentally driven tend to favor Mondrian’s defensive value approach. Please see our portfolio manager discussions of the Funds’ performance in the pages that follow.
We would also like to remind you that this past September, the Mondrian Fund Family expanded through the reorganization of the Laudus Mondrian Funds which were formerly advised by Charles Schwab Investment Management. With the reorganizations Mondrian transitioned from the sub-advisor to the advisor and has continued to apply Mondrian’s value investment philosophy, methodology, and management process to each Fund. Through the reorganization we were also able to lower each fund’s net operating expense ratio, meaningfully reducing costs to shareholders.
The Laudus Mondrian International Equity Fund (LIEIX) was merged into the Mondrian International Equity Fund (DPIEX) which remains open to new investors. The Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Government Fixed Income Fund were renamed the Mondrian Emerging Markets Fund (LEMNX) and the Mondrian International Government Fixed Income Fund (LIFNX) respectively. These strategies are also open to new investors.
Mondrian’s sole focus is on our disciplined value investing style. Over time we will continue to carefully add vehicle choices for our investment strategies to match market demand. By offering these additional institutional mutual funds we are better positioned to meet the growing needs of our clients and the evolution of the industry.
For more information about the Mondrian Mutual Funds please continue reading this report or visit www.mondrian.com/mutualfunds. We would also be happy to speak with you at 888-832-4386.
Thank you,
Mondrian Investment Partners

Gallery Trust
Mondrian International Equity Fund
October 31, 2018 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW

Mondrian International Equity Fund
(all returns in U.S. dollars)
Twelve months ended October 31, 2018
Despite the strong economic backdrop, international equity markets have found the last twelve months ended October 31, 2018 challenging due to a firmer U.S. dollar and the significant market weakness in October. Despite steadily intensifying political tensions and concerns over tighter monetary policy, markets were relatively robust in local currency terms for most of the year as economic growth stayed firm. However, lingering geo-political risks, rising inflation and concerns over the sustainability of broader economic growth ushered in a period of higher volatility which reversed the strong, benign start to the period. The last twelve months were also characterised by a continued divergence between the returns of value and growth investment styles. International equity markets, as defined by the broader MSCI EAFE Index, fell 6.9% and the value sub-index declined by 7.7% in U.S. dollar terms.
With the exception of the energy and health care sectors, all sectors declined over last twelve months. The energy sector was supported by an increasing oil price. The health care sector (a typically defensive sector) rose, being broadly insulated from trade concerns, a beneficiary of a stronger U.S. dollar and absent of any punitive U.S. policy developments. Currency movements weighed on U.S. dollar returns.
Mondrian’s approach aims to generate long-term alpha through downside protection and capital preservation in weak markets while capturing most, but not all, of upside in strong markets. As markets were strong in local currency terms for the majority of the period, as you would expect, the Mondrian International Equity Fund (the “Fund”) captured most, but not all, of the upside performance and then protected capital during the large market declines seen in October. As such, the Fund outperformed both the broader index and the value sub-index, driven by strong stock selection.
Country allocation weighed on relative investment returns.
Markets in Asia Pacific led markets in Europe; Japan posted strong returns supported by Prime Minister Abe’s convincing victories in the Lower House elections – which provided his party with a renewed mandate to pursue reflationary policies – and LDP leadership elections, after which he agreed to begin bilateral trade talks with the U.S. The Australian equity market fared relatively well over the twelve month period, supported by strong results from companies in the health care and materials sectors. The underweight positions in the strong Japanese and Australian equity markets weighed slightly on relative returns. Although, relative returns were supported by the Fund’s exposure to the strong Taiwanese equity market and by the overweight position in the Singaporean equity market, which was led higher by the banks.

Gallery Trust
Mondrian International Equity Fund
October 31, 2018 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

A number of factors, chiefly driven by political concerns, weighed on equity market returns in southern Europe, particularly in Spain and Italy, where the Fund’s overweight positioning weighed on relative returns. Also impacted by political concerns, the UK equity market slightly exceeded index returns, as strong returns from the market’s outsized weighting to energy stocks, which rallied on higher oil prices, tempered the weaker performance of more domestically-exposed stocks impacted by Brexit-related uncertainty; the Fund’s overweight position to the UK equity market added to relative investment returns. Despite the Brexit-related challenges, we continue to believe that the UK market remains attractively valued.
Currency allocation was broadly neutral for Fund relative returns.
The underweight position in the Japanese yen, which was the only major currency to appreciate against the U.S. dollar as investors sought safe havens, weighed slightly on the Fund’s relative returns, although this was offset by the positive impact of the underweight position in the weak Australian dollar.
Strong stock selection was the key driver of positive relative returns over the period, led by the Fund’s holdings in Europe.
Stock selection in Italy, Sweden, the Netherlands and the UK was supportive of relative returns. In the UK, positive stock selection was driven by the position in Tesco, which continued to demonstrate progress towards its long term profit margin objective despite challenges in Thailand, and by positions in the energy sector. In Italy, Eni performed strongly, and the Fund benefited from avoiding exposure to financial stocks, which declined in the context of heightened equity and bond market volatility. In Asia Pacific, stock selection in Japan was held back by the Fund’s position in Takeda Pharmaceutical which fell following its ambitious bid to acquire UK-listed Shire, while in Hong Kong, packed meats manufacturer WH Group declined on the back of trade tariffs and incidents of swine flu in China. We have added to both positions.
Sector allocation added to relative returns, driven by the overweight position in the energy sector.
Relative returns benefited from the overweight position in the strong energy sector, and the underweight position in the weak financials sector; returns from the energy sector were supported by the oil price, which rose fuelled by risks of supply disruptions as Venezuelan production declined and the U.S. announced sanctions on Iran, while heightened capital market volatility and a more uncertain economic and political climate impacted financial stocks. This was only partly offset by the Fund’s overweight position in the weak telecommunication services sector. Our analysis indicates that valuation levels in the sector more than reflect the competitive and regulatory pressures which have depressed revenue growth.

Gallery Trust
Mondrian International Equity Fund
October 31, 2018 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

The highlights of the Fund’s investment strategy include a strong value stock orientation; overweight positions in selected European markets; overweight positions in the telecommunications, energy and utility sectors; and underweight positions in the materials and consumer staples sectors.
This material represents the Adviser’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.
Investing involves risk, including the possible loss of principal. International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors, as well as increased volatility and lower trading volume. The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Definition of Comparative Index

The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

Gallery Trust
Mondrian Emerging Markets Equity Fund
October 31, 2018 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

Mondrian Emerging Markets Equity Fund
(all returns in U.S. dollars)
Twelve months ended October 31, 2018
The MSCI Emerging Markets Index fell by 12.5% in USD terms over the past twelve months as weak returns in local currency terms were supplemented by the impact of currency depreciation. Countries with current account deficits generally saw the greatest decline in currencies, although domestic political factors also had a strong influence. In an environment of rising energy prices, the energy sector produced the strongest gains, rising 14.5%, a feature which also benefited countries with high exposure to the energy sector such as Qatar, Russia, Colombia, Thailand and Malaysia. Conversely, energy importers such as Turkey, Greece, Egypt and South Africa underperformed with much of the weakness seen through the currency channel. Asia underperformed, down 14.6%, as the heavily weighted markets of South Korea and China lagged amidst rising concerns over trade, while Taiwan modestly outperformed. Latin America was the strongest region, still down 2.4%, as a sharp rally in Brazilian assets leading up to and following the confirmation of Jair Bolsonaro’s victory in the presidential election drove the outperformance of the Brazil market, supported by solid performance in Peru and Colombia. EMEA (Europe, the Middle East, and Africa) modestly outperformed, down 9.7%, with mixed returns across the region. Turkey and South Africa underperformed as the exceptionally weak Turkish currency and lesser declines in South Africa weighed on their respective market returns, offset by the outperformance of the heavily energy linked markets of Qatar and Russia.
From a sector perspective, the energy sector was the only sector to post a positive return over the past twelve months, up 14.5%, supported by higher oil prices throughout the year. Materials and financials sectors were also relative outperformers over the period. Conversely, the real estate sector and consumer discretionary sectors underperformed, down 21.5% and 27.3% respectively. The information technology sector lagged, down 19.9%, driven by a recent downturn in the performance of the Chinese internet related names.
The Mondrian Emerging Markets Equity Fund (the “Fund”) outperformed the benchmark MSCI Emerging Markets Index over the past twelve months. Stock selection in Korea, China and Taiwan all contributed positively, whilst stock selection in India and overweight positioning in Turkey were the biggest detractors from relative performance.
In China, the positive contribution from zero exposure to the Chinese internet names was boosted by the outperformance of insurance provider Ping An and telecom China Mobile. Partly offsetting this was the performance of pork producer WH Group, which was negatively impacted by the imposition of tariffs on pork exports, while healthcare company China Medical Systems underperformed

Gallery Trust
Mondrian Emerging Markets Equity Fund
October 31, 2018 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

following regulatory changes affecting the selling price of the company’s pharma-ceutical products. Meanwhile, the Fund benefited from strong performance in Korean stocks Samsung SDI and SK Telecom; as well as the Taiwanese financial Mega Financial. In India, the Fund saw weak returns towards the end of the reporting period from housing finance company Indiabulls, while mining company Vedanta underperformed on weakening commodity prices, although the holding in HCL Technologies performed well on an improving outlook for IT spending.
In Latin America, overweight positioning in Brazil benefited investment performance given the recent rally in Brazilian assets, particularly in local currency terms. Stock selection was mixed however, as currency weakness in Brazil weighed on the returns from domestically-focused holdings in companies such as infrastructure project owner CCR and education provider Kroton, while benefiting pulp producer Suzano.
In EMEA, the Fund benefited from strong returns from holdings in energy sensitive stocks such as the energy groups Sasol (South Africa) and Gazprom (Russia), in addition to the middle eastern financial Qatar National Bank. These gains helped to offset the impact of overweight exposure to weakly performing Turkish banks Garanti and Halk.
At the sector level, the biggest positive contributor to relative returns stemmed from positioning in the IT sector, as zero exposure to the underperformance of the growth-focused Chinese internet giants Tencent and Alibaba combined with the outperformance of the Fund’s holdings in Samsung SDI and HCL technologies. The overweight allocation to the outperforming financials sector also contributed positively, offset by the underweight to the particularly strong energy sector and weak stock selection in the consumer staples sector.
The Fund’s investment strategy focuses on stocks we believe are fundamentally undervalued with overweight positions to the attractively valued markets of India and Brazil; as well as an overweight position in the financials, consumer discretionary, materials and healthcare sectors. The Fund holds an underweight exposure to the information technology sector, given zero holdings in richly valued Chinese internet related companies; also underweight allocations to the highly priced consumer staples and energy sectors, and South Africa given risk adjusted valuations.
This material represents the Adviser’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or high than the performance quoted.

Gallery Trust
Mondrian Emerging Markets Equity Fund
October 31, 2018 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)
Investing involves risk, including the possible loss of principal. International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors, as well as increased volatility and lower trading volume. The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.
Definition of Comparative Index

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Gallery Trust
Mondrian International Government
Fixed Income Fund
October 31, 2018 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

Mondrian International Government Fixed Income Fund
(all returns in U.S. dollars)
Twelve months ended October 31, 2018
The FTSE Non-U.S. Dollar World Government Bond Index was down 2.3% in U.S. dollar unhedged terms over the 12 months to October 31, 2018. The strongest performing markets were Malaysia (up 5.0%) and South Africa (up 3.0%) over the period. Malaysia benefited from a change in government in early 2018, boosting investor sentiment toward the country, after the previous administration was hampered by a series of corruption allegations. The weakest performing markets were Sweden (down 7.7%) and Mexico (down 5.8%). Sweden was weak, as inflation and wage growth outturns have been weaker than many analysts expected, limiting the pressure for the central bank to raise interest rates there.
The Mondrian International Government Fixed Income Fund (the “Fund”) outperformed the benchmark FTSE Non-U.S. Dollar World Government Bond Index over the 12-month period. Overweight positions to Australia and New Zealand, both fully currency hedged, added to relative performance over the period. The overweight to Malaysia throughout the year and the underweight to the Eurozone periphery in the first part of the 12-month period also added to relative performance.
The Fund maintains exposure to those countries where Prospective Real Yields are highest, such as Australia, New Zealand and Mexico. We continue to believe that selected currencies are extremely undervalued versus the U.S. dollar – the Mexican peso and the British pound in particular, so maintain overweight positions to these currencies. We also deem international currencies to be undervalued versus the U.S. dollar on average, based on our Purchasing Power Parity analysis. The Fund continues to maintain a zero weight to corporate credit, as we deem corporate credit (and many other forms of credit) to be very overvalued versus treasuries, and are concerned about a number of potential catalysts that could lead to wider credit spreads going forward.
This material represents the Adviser’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or high than the performance quoted.
Investing involves risk, including the possible loss of principal. International investments entail risks not ordinarily associated with U.S. investments including fluctuation in

Gallery Trust
Mondrian International Government
Fixed Income Fund
October 31, 2018 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

currency values, differences in accounting principles, or economic or political instability in other nations. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Definition of Comparative Index

The FTSE Non-U.S. Dollar World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The WGBI is a widely used benchmark that currently includes sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 30 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market.

Gallery Trust
Mondrian International Equity Fund
October 31, 2018 (Unaudited)

Growth of a $1,000,000 Investment
	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2018*
	1 Year	3 Years	5 Years	10 Years
Mondrian International Equity Fund	-6.56%	3.29%	1.97%	5.81%
MSCI EAFE Index (Net)	-6.85%	3.62%	2.02%	6.89%

*
On March 14, 2016, The International Equity Portfolio, a series of Delaware Pooled Trust (the “International Equity Predecessor Fund”) was reorganized into the Mondrian International Equity Fund. Inception date of the Predecessor Fund was February 4, 1992.  Information presented from February 4, 1992 to March 14, 2016 is that of the International Equity Predecessor Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
See definition of the comparative index on page 4.

Gallery Trust
Mondrian Emerging Markets Equity Fund
October 31, 2018 (Unaudited)

Growth of a $1,000,000 Investment
	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2018*
	1 Year	3 Years	5 Years	10 Years
Mondrian Emerging Markets Equity Fund	-11.33%	3.23%	-2.25%	5.31%
MSCI Emerging Markets Index (Net)	-12.52%	6.52%	0.78%	7.84%

*
On September 24, 2018, the Laudus Mondrian Emerging Markets Fund (the “Emerging Markets Predecessor Fund”) was reorganized into the Mondrian Emerging Markets Equity Fund. Inception date of the Emerging Markets Predecessor Fund was November 2, 2007. Information presented from November 2, 2007 to September 24, 2018 is that of the Emerging Markets Predecessor Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
See definition of the comparative index on page 7.

Gallery Trust
Mondrian International Government
Fixed Income Fund
October 31, 2018 (Unaudited)

Growth of a $1,000,000 Investment
	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2018*
	1 Year	3 Years	5 Years	10 Years
Mondrian International Government Fixed Income Fund	-1.85%	1.77%	-1.00%	1.71%
FTSE Non-U.S. Dollar World Government Bond Index	-2.26%	1.86%	-0.76%	2.11%

*
On September 24, 2018, the Laudus Mondrian International Government Fixed Income Fund (the “Fixed Income Predecessor Fund”) was reorganized into the Mondrian International Government Fixed Income Fund. Inception date of the Fixed Income Predecessor Fund was November 2, 2007. Information presented from November 2, 2007 to September 24, 2018 is that of the Fixed Income Predecessor Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
See definition of the comparative index on page 9.

Gallery Trust
Mondrian International Equity Fund
October 31, 2018

SCHEDULE OF INVESTMENTS

Sector Weightings (unaudited)†:

† Percentages based on total investments.

COMMON STOCK — 98.6%
	Number of Shares	Value (U.S. $)
AUSTRALIA — 1.5%
QBE Insurance Group Ltd.	1,028,074	$8,241,308
Total Australia		8,241,308

CHINA — 2.3%
China Mobile Ltd.	1,332,000	12,450,424
Total China		12,450,424

DENMARK — 2.0%
ISS A/S	321,380	10,568,083
Total Denmark		10,568,083

FRANCE — 6.0%
Cie de Saint-Gobain	260,627	9,812,368
Sanofi	191,495	17,100,053
Societe Generale SA	145,315	5,345,888
Total France		32,258,309

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian International Equity Fund
October 31, 2018

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
GERMANY — 8.6%
Allianz SE	63,670	$13,300,972
Bayerische Motoren Werke AG	50,355	4,347,724
Daimler AG	203,896	12,092,100
Deutsche Telekom AG	638,650	10,485,147
Evonik Industries AG	197,275	6,122,320
Total Germany		46,348,263

HONG KONG — 4.6%
CK Hutchison Holdings Ltd.	1,510,500	15,207,184
Jardine Matheson Holdings Ltd.	69,215	3,994,397
WH Group Ltd.	7,998,500	5,599,598
Total Hong Kong		24,801,179

ITALY — 6.3%
Enel SpA	3,407,624	16,727,613
Eni SpA	969,569	17,247,959
Total Italy		33,975,572

JAPAN — 18.1%
Coca-Cola Bottlers Japan Holdings Inc	104,700	2,741,955
FUJIFILM Holdings Corp	254,000	11,014,508
Fujitsu Ltd.	61,400	3,734,008
Honda Motor Ltd.	530,900	15,249,230
Isuzu Motors Ltd.	288,100	3,783,970
Kyushu Railway Co	139,500	4,277,662
Mitsubishi Electric Corp	628,300	7,982,169
Otsuka Holdings Co Ltd.	57,700	2,765,468
Secom Co Ltd.	70,700	5,796,479
Sekisui Chemical Co Ltd.	439,500	6,905,956
Sumitomo Electric Industries Ltd.	542,500	7,413,790
Takeda Pharmaceutical Co Ltd.	341,900	13,847,503
Tokio Marine Holdings Inc	245,052	11,610,298
Total Japan		97,122,996

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian International Equity Fund
October 31, 2018

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
NETHERLANDS — 5.3%
Koninklijke Ahold Delhaize NV	501,296	$11,486,389
Royal Dutch Shell PLC Class B ^	518,308	16,993,162
Total Netherlands		28,479,551

SINGAPORE — 5.1%
Ascendas REIT	2,347,600	4,270,983
Singapore Telecommunications Ltd.	3,396,502	7,748,581
United Overseas Bank Ltd.	863,940	15,206,192
Total Singapore		27,225,756

SPAIN — 6.6%
Banco Santander SA	2,248,219	10,682,281
Iberdrola SA	2,058,268	14,584,517
Telefonica SA	1,252,660	10,269,403
Total Spain		35,536,201

SWEDEN — 3.0%
Telia Co AB	3,525,060	15,893,519
Total Sweden		15,893,519

SWITZERLAND — 6.6%
ABB Ltd.	583,381	11,758,560
Novartis AG Registered	143,620	12,583,060
Zurich Insurance Group AG	34,765	10,811,099
Total Switzerland		35,152,719

TAIWAN — 1.4%
Taiwan Semiconductor Manufacturing Co Ltd.	611,000	4,620,560
Taiwan Semiconductor Manufacturing Co Ltd. ADR	76,554	2,916,708
Total Taiwan		7,537,268

UNITED KINGDOM — 21.2%
BP PLC	1,907,324	13,830,445
G4S PLC	3,234,861	8,889,821
GlaxoSmithKline PLC	713,768	13,787,259

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian International Equity Fund
October 31, 2018

COMMON STOCK — continued
	Number of Shares/Rights	Value (U.S. $)
UNITED KINGDOM — continued
John Wood Group PLC	1,244,461	$11,360,568
Kingfisher PLC	3,059,284	9,959,732
Lloyds Banking Group PLC	21,116,827	15,444,556
National Grid PLC	508,245	5,386,806
SSE PLC	688,685	10,048,366
Tesco PLC	4,688,568	12,782,918
Travis Perkins PLC	237,766	3,364,312
WPP PLC	816,759	9,276,820
Total United Kingdom		114,131,603

Total Common Stock
(Cost $534,808,007)		529,722,751

PREFERRED STOCK — 0.1%

GERMANY — 0.1%
Bayerische Motoren Werke AG, 4.66%	9,391	709,465

Total Preferred Stock
(Cost $680,930)		709,465

RIGHTS — 0.0%

Banco Santander SA exercise price EUR 0.04, expiration date 11/22/18*	2,248,219	87,346

Total Rights
(Cost $–)		87,346

Total Value of Securities — 98.7%
(Cost $535,488,937)		$530,519,562

Percentages are based on Net Assets of $537,586,882.
*	Non-income producing security.
^	Security traded on the London Stock Exchange.

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian International Equity Fund
October 31, 2018

ADR — American Depositary Receipt
EUR — Euro
Ltd. — Limited
PLC — Public Limited Company
REIT — Real Estate Investment Trust
As of October 31, 2018, all of the Fund’s investments were considered level 1, in accordance the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.
Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund generally recognizes transfers between the levels as of the end of the reporting period. As of October 31, 2018, securities valued at $56,082,259 transferred from Level 2 to Level 1, primarily due to changes in observability of inputs from the prior year end. For the year ended October 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities. For the year ended October 31, 2018, there were no Level 3 securities.
Amounts designated as “—” are $0 or have been rounded to $0.
For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian Emerging Markets Equity Fund
October 31, 2018

SCHEDULE OF INVESTMENTS
Sector Weightings (unaudited)†:

31.0% Financials
15.4% Information Technology
13.1% Materials
9.9% Consumer Discretionary
6.0% Industrials
5.2% Health Care
5.2% Consumer Staples
4.9% Communication Services
3.4% Energy
2.1% Real Estate
2.1% Exchange Traded Funds
1.7% Utilities

† Percentages based on total investments.

COMMON STOCK — 96.0%
	Number of Shares	Value (U.S. $)
BRAZIL — 13.8%
CCR SA	461,700	$1,348,563
Embraer SA ADR	139,985	3,117,466
Hypera SA	251,100	1,995,171
Itau Unibanco Holding – Sponsored ADR Pref.	198,275	2,611,282
Kroton Educacional SA	383,500	1,174,768
Suzano Papel E Celulose SA	209,500	2,116,673
Total Brazil		12,363,923

CHINA — 17.4%
Brilliance China Automotive Holdings Ltd.	584,000	509,384
China Construction Bank Corp. Class H	4,384,000	3,477,257
China Medical System Holdings Ltd.	949,000	1,129,078
China Mobile Ltd.	340,000	3,178,036
China Resources Power Holdings Co Ltd.	861,291	1,513,474
Dongfeng Motor Group Co Ltd. Class H	918,000	903,724
Ping An Insurance Group Co of China Ltd. Class H	516,500	4,864,036
Total China		15,574,989

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian Emerging Markets Equity Fund
October 31, 2018

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
HONG KONG — 7.8%
Hengan International Group Co Ltd.	163,000	$1,290,789
Sands China Ltd.	624,000	2,458,776
WH Group Ltd.	4,644,000	3,251,176
Total Hong Kong		7,000,741

INDIA — 13.6%
Bajaj Auto Ltd.	51,983	1,823,360
HCL Technologies Ltd.	122,527	1,749,131
Housing Development Finance Corp Ltd.	43,105	1,031,355
Indiabulls Housing Finance Ltd.	275,783	3,112,698
Larsen & Toubro Ltd. GDR	45,144	792,133
Lupin Ltd.	122,301	1,464,486
Vedanta Ltd.	780,017	2,227,339
Total India		12,200,502

INDONESIA — 1.4%
Bank Rakyat Indonesia Persero Tbk PT	5,989,400	1,241,020
Total Indonesia		1,241,020

MALAYSIA — 4.3%
Genting Malaysia Bhd	1,714,000	1,839,135
Malayan Banking Bhd	887,700	2,013,209
Total Malaysia		3,852,344

MEXICO — 2.1%
Fibra Uno Administracion SA de CV REIT	1,720,141	1,841,806
Total Mexico		1,841,806

PERU — 1.1%
Credicorp Ltd.	4,258	961,073
Total Peru		961,073

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian Emerging Markets Equity Fund
October 31, 2018

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
RUSSIA — 4.6%
Gazprom PJSC ADR	409,817	$1,926,140
LUKOIL PJSC ADR	14,063	1,049,662
MMC Norilsk Nickel PJSC ADR	66,889	1,107,013
Total Russia		4,082,815

SOUTH AFRICA — 0.9%
Sasol Ltd.	23,886	783,652
Total South Africa		783,652

SOUTH KOREA — 14.0%
Korea Zinc Co Ltd.	4,105	1,365,271
LG Chemical Ltd.	8,237	2,508,217
Samsung Electronics Co Ltd. GDR	4,638	4,314,229
Samsung SDI Co Ltd.	4,247	877,687
Shinhan Financial Group Co Ltd.	62,350	2,328,106
SK Telecom Co Ltd.	4,644	1,092,179
Total South Korea		12,485,689

TAIWAN — 9.3%
ASE Technology Holding Co Ltd.	834,000	1,681,854
Mega Financial Holding Co Ltd.	2,126,000	1,796,688
Taiwan SMC ADR	126,674	4,826,279
Total Taiwan		8,304,821

THAILAND — 1.3%
Kasikornbank PCL NVDR	192,800	1,160,290
Total Thailand		1,160,290

TURKEY — 1.6%
Turkiye Garanti Bankasi AS	502,785	628,751
Turkiye Halk Bankasi AS	713,158	787,209
Total Turkey		1,415,960

UNITED ARAB EMIRATES — 1.3%
First Abu Dhabi Bank PJSC	305,713	1,150,226
Total United Arab Emirates		1,150,226

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian Emerging Markets Equity Fund
October 31, 2018

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
UNITED KINGDOM — 1.5%
Anglo American PLC	63,370	$1,356,904
Total United Kingdom		1,356,904

Total Common Stock
(Cost $91,182,106)		85,776,755

EXCHANGE TRADED FUND — 2.0%

iShares MSCI Emerging Markets ETF	46,315	1,813,696

Total Exchange Traded Funds
(Cost $1,944,971)		1,813,696
Total Value of Securities — 98.0%
(Cost $93,127,077)		$87,590,451

Percentages are based on Net Assets of $89,378,348.
ADR — American Depositary Receipt
ETF — Exchange Traded Fund
GDR — Global Depositary Receipt
Ltd. — Limited
MSCI — Morgan Stanley Capital International
NVDR — Non-Voting Depositary Receipt
PJSC — Public Joint-Stock Company
PLC — Public Limited Company
REIT — Real Estate Investment Trust
As of October 31, 2018, all of the Fund’s investments were considered level 1, in accordance the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.
Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund generally recognizes transfers between the levels as of the end of the reporting period. As of October 31, 2018, securities valued at $44,334,782 transferred from Level 2 to Level 1, primarily due to changes in observability of inputs from the prior year end. For the period ended October 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities. For the period ended October 31, 2018, there were no Level 3 securities.
For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian International Government
Fixed Income Fund
October 31, 2018

SCHEDULE OF INVESTMENTS
Sector Weightings (unaudited)†:

† Percentages based on total investments.

GLOBAL BONDS — 91.9%
		Face Amount (Local Currency)	Value (U.S. $)
AUSTRALIA — 8.2%
Australia Government Bond
5.750%, 05/15/21	AUD	155,000	$119,877
4.750%, 04/21/27	AUD	1,200,000	990,527
3.250%, 04/21/25	AUD	2,050,000	1,523,918
3.000%, 03/21/47	AUD	600,000	414,895
Total Australia			3,049,217

AUSTRIA — 4.5%
Republic of Austria Government Bond
6.250%, 07/15/27	EUR	998,000	1,686,441
Total Austria			1,686,441

BELGIUM — 4.1%
Kingdom of Belgium Government Bond
1.000%, 06/22/26 (A)	EUR	1,300,000	1,527,824
Total Belgium			1,527,824

CANADA — 4.0%
Canadian Government Bond
5.000%, 06/01/37	CAD	520,000	538,344
1.500%, 06/01/26	CAD	600,000	425,171
0.750%, 09/01/21	CAD	740,000	537,384
Total Canada			1,500,899

FINLAND — 3.0%
Finland Government Bond
0.500%, 09/15/27 (A)	EUR	1,000,000	1,129,246
Total Finland			1,129,246

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian International Government
Fixed Income Fund
October 31, 2018

GLOBAL BONDS — continued
		Face Amount (Local Currency)	Value (U.S. $)
GERMANY — 4.7%
Kreditanstalt fuer Wiederaufbau
2.050%, 02/16/26	JPY	170,000,000	$1,732,967
Total Germany			1,732,967

ITALY — 11.5%
Italy Buoni Poliennali Del Tesoro
4.750%, 09/01/44 (A)	EUR	700,000	886,597
2.950%, 09/01/38 (A)	EUR	820,000	820,938
2.000%, 02/01/28	EUR	850,000	868,770
1.450%, 05/15/25	EUR	850,000	875,985
0.050%, 04/15/21	EUR	760,000	828,414
Total Italy			4,280,704

JAPAN — 13.7%
Japan Government Five Year Bond
0.100%, 06/20/21	JPY	144,500,000	1,288,187
Japan Government Ten Year Bond
0.100%, 06/20/26	JPY	18,500,000	165,058
Japan Government Thirty Year Bond
2.400%, 12/20/34	JPY	160,000,000	1,846,193
Japan Government Twenty Year Bond
1.600%, 06/20/30	JPY	60,000,000	616,112
0.200%, 06/20/36	JPY	140,300,000	1,172,037
Total Japan			5,087,587

MALAYSIA — 2.0%
Malaysia Government Bond
4.254%, 05/31/35	MYR	670,000	151,390
4.181%, 07/15/24	MYR	2,460,000	593,273
Total Malaysia			744,663

MEXICO — 4.3%
Mexican Bonos
7.750%, 11/23/34	MXN	18,450,000	814,649
7.500%, 06/03/27	MXN	8,100,000	366,894
6.500%, 06/10/21	MXN	8,580,000	401,468
Total Mexico			1,583,011

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian International Government
Fixed Income Fund
October 31, 2018

GLOBAL BONDS — continued
		Face Amount (Local Currency)	Value (U.S. $)
NETHERLANDS — 4.5%
Netherlands Government Bond
5.500%, 01/15/28	EUR	738,490	$1,222,131
0.000%, 01/15/22 (A) (B)	EUR	388,000	444,941
Total Netherlands			1,667,072

NEW ZEALAND — 8.1%
New Zealand Government Bond
5.500%, 04/15/23	NZD	1,655,000	1,242,634
4.500%, 04/15/27	NZD	1,125,000	852,307
2.750%, 04/15/37	NZD	1,410,000	906,305
Total New Zealand			3,001,246

SPAIN — 8.1%
Spain Government Bond
4.200%, 01/31/37 (A)	EUR	750,000	1,108,065
1.600%, 04/30/25 (A)	EUR	1,100,000	1,298,760
1.400%, 01/31/20	EUR	515,000	595,916
Total Spain			3,002,741

SUPRANATIONAL — 11.2%
Asian Development Bank
2.350%, 06/21/27	JPY	170,000,000	1,802,468
European Financial Stability Facility
0.950%, 02/14/28	EUR	500,000	572,958
European Investment Bank
2.150%, 01/18/27	JPY	170,000,000	1,766,799
Total Supranational			4,142,225

Total Global Bonds
(Cost $34,546,060)			34,135,843

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian International Government
Fixed Income Fund
October 31, 2018

U.S. TREASURY OBLIGATIONS — 6.9%
	Face Amount ($)	Value (U.S. $)
U.S. Treasury Bonds
2.750%, 08/15/42	590,000	$527,704
U.S. Treasury Notes
1.625%, 02/15/26	1,270,000	1,148,904
1.250%, 03/31/21	920,000	884,853

Total U.S. Treasury Obligations
(Cost $2,583,076)		2,561,461
Total Value of Securities — 98.8%
(Cost $37,129,136)		$36,697,304

A list of the open forward foreign currency exchange contracts held by the Fund at October 31, 2018 is as follows:

Counterparty	Maturity Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	01/31/19	USD	1,989,477	EUR	1,733,500	$(8,626)
Brown Brothers Harriman	01/31/19	USD	4,920,672	GBP	3,822,000	(10,632)
Brown Brothers Harriman	01/31/19	USD	1,141,136	SEK	10,337,000	(1,094)
Brown Brothers Harriman	01/31/19	AUD	4,285,000	USD	3,036,051	(2,026)
Brown Brothers Harriman	01/31/19	NZD	4,563,000	USD	2,982,838	1,903
						$(20,475)

Percentages are based on Net Assets of $37,125,559
(A)
Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of securities as of October 31, 2018 was 7,216,371 and represents 19.4% on Net Assets.

(B)	Zero coupon security. The effective yield at the time of purchase is negative.
AUD — Australian Dollar
CAD — Canadian Dollar
EUR — Euro
GBP — British Pound Sterling
JPY — Japanese Yen
MXN — Mexican Peso
MYR — Malaysian Ringgit
NZD — New Zealand Dollar
SEK — Swedish Krona
USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian International Government
Fixed Income Fund
October 31, 2018

The following is a list of the inputs used as of October 31, 2018, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$—	$34,135,843	$—	$34,135,843
U.S. Treasury Obligations	—	2,561,461	—	2,561,461
Total Investments in Securities	$—	$36,697,304	$—	$36,697,304

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Appreciation	$—	$1,903	$—	$1,903
Unrealized Depreciation	—	(22,378)	—	(22,378)
Total Other Financial Instruments	$—	$(20,475)	$—	$(20,475)

*	Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.
For the period ended October 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. For the period ended October 31, 2018, the Fund held no Level 3 securities. The Fund generally recognizes transfers between the levels as of the end of the reporting period.
Amounts designated as “—” are $0 or have been rounded to $0.
For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Gallery Trust
October 31, 2018

STATEMENTS OF ASSETS AND LIABILITIES
	Mondrian International Equity Fund	Mondrian Emerging Markets Equity Fund	Mondrian International Government Fixed Income Fund
Assets:
Investments (Cost $535,488,937, $93,127,077 and $37,129,136)	$530,519,562	$87,590,451	$36,697,304
Foreign currency (Cost $249,581, $292,543 and $527)	248,981	292,451	188
Cash	2,943,109	1,118,607	84,271
Reclaims receivable	2,900,643	26,263	—
Dividends and interest receivable	1,442,467	140,579	272,988
Receivable for investment securities sold	822,795	137,172	234,529
Receivable for capital shares sold	214,831	1,000,000	35,215
Unrealized appreciation on spot foreign currency contracts	400	436	—
Unrealized appreciation on forward foreign currency contracts	—	—	1,903
Prepaid expenses	23,806	—	—
Total assets	539,116,594	90,305,959	37,326,398
Liabilities:
Payable for investment securities purchased	1,137,089	775,547	—
Payable due to Investment Adviser	260,970	33,194	14,701
Payable due to Administrator	47,618	7,882	3,305
Payable for capital shares redeemed	19,343	46,453	118,206
Audit fees payable	12,200	24,400	26,600
Chief Compliance Officer fees payable	2,034	334	137
Unrealized depreciation on spot foreign currency contracts	1,922	154	148
Payable due to Trustees	183	27	11
Unrealized depreciation on forward foreign currency contracts	—	—	22,378
Other accrued expenses	48,353	39,620	15,353
Total liabilities	1,529,712	927,611	200,839
Net assets	$537,586,882	$89,378,348	$37,125,559

Net assets consist of:
Paid-in capital	$519,668,524	$199,971,818	$38,914,707
Total distributable earnings/(loss)	17,918,358	(110,593,470)	(1,789,148)
Net assets	$537,586,882	$89,378,348	$37,125,559

Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	37,133,730	12,641,338	3,889,390
Net Asset Value, Offering and Redemption Price Per Share	$14.48	$7.07	$9.55

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian International Equity Fund
For the Year Ended
October 31, 2018

STATEMENTS OF OPERATIONS
Investment income
Dividends	$20,940,884
Less: foreign taxes withheld	(1,403,186)
Total investment income	19,537,698
Expenses
Investment advisory fees	3,642,666
Accounting and administration fees	560,568
Custodian fees	94,139
Dividend disbursing and transfer agent fees and expenses	67,299
Registration fees	54,123
Legal fees	44,005
Other	33,098
Printing fees	32,734
Audit and tax	31,899
Trustees’ fees and expenses	17,924
Chief Compliance Officer fees	5,718
Total expenses	4,584,173
Less:
Investment advisory fees waived	(473,164)
Net expenses	4,111,009
Net investment income	15,426,689
Net realized gain on:
Investments	29,451,193
Foreign currency transactions	16,751
Net realized gain	29,467,944
Net change in unrealized appreciation/(depreciation) on:
Investments	(78,644,287)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	(108,261)
Net change in unrealized appreciation/(depreciation)	(78,752,548)
Net realized and unrealized loss	(49,284,604)
Net decrease in net assets resulting from operations	$(33,857,915)

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian Emerging Markets Equity Fund
For the Year or Period Ended
October 31, 2018 and March 31, 2018

STATEMENTS OF OPERATIONS
	Period ended October 31, 2018(1)	Year ended March 31, 2018
Investment income
Dividends	$6,373,341	$12,543,289
Less: foreign taxes withheld	(692,807)	(1,221,644)
Total investment income	5,680,534	11,321,645
Expenses
Investment advisory fees	1,261,698	3,235,003
Custodian fees	150,822	442,865
Accounting and administration fees	44,138	62,340
Other	32,703	34,852
Legal fees	31,906	—
Audit and tax	24,400	54,283
Registration fees	21,475	45,147
Printing fees	17,528	3,158
Dividend disbursing and transfer agent fees and expenses	16,713	33,847
Trustees’ fees and expenses	10,244	19,724
Interest expense	1,119	9,362
Chief Compliance Officer fees	334	—
Shareholder servicing fees - Investor Class	—	2,311
Sub-accounting and sub-transfer agent fees	—	2,792
Custody out-of-pocket fee reimbursement(2)	—	(34,658)
Total expenses	1,613,080	3,911,026
Less:
Investment advisory fees waived	(95,248)	(49,435)
Net expenses	1,517,832	3,861,591
Net investment income	4,162,702	7,460,054
Net realized gain/(loss) on:
Investments	7,766,094	10,050,037
Foreign currency transactions	(576,986)	(226,905)
Forward currency exchange contracts	(22,833)	43,735
Net realized gain	7,166,275	9,866,867
Net change in unrealized appreciation/(depreciation) on:
Investments	(46,480,763)	28,039,909
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	(11,997)	(14,932)
Change in accrued foreign capital gains tax on appreciated securities	356,649	(296,336)
Net change in unrealized appreciation/(depreciation)	(46,136,111)	27,728,641
Net realized and unrealized gain/(loss)	(38,969,836)	37,595,508
Net increase/(decrease) in net assets resulting from operations	$(34,807,134)	$45,055,562

(1)
For the period April 1, 2018 to October 31, 2018. On September 24, 2018, the Laudus Mondrian Emerging Markets Fund (the “Emerging Markets Predecessor Fund”) was reorganized into the Gallery Trust Mondrian Emerging Markets Equity Fund (the “Emerging Markets Fund”). Information presented prior to September 24, 2018 is that of the Emerging Markets Predecessor Fund. Effective October 31, 2018, the Emerging Markets Fund changed its fiscal year end to October 31. See Note 1 in Notes to Financial Statements.

(2)	Custody fee reimbursement paid to the Emerging Markets Predecessor Fund.

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian International Goverment Fixed
Income Fund For the Year or Period Ended
October 31, 2018 and March 31, 2018

STATEMENTS OF OPERATIONS
	Period ended October 31, 2018(1)	Year ended March 31, 2018
Investment income
Dividends	$5,660	$9,475
Interest	669,238	1,397,745
Less: foreign taxes withheld	(33)	—
Total investment income	674,865	1,407,220
Expenses
Investment advisory fees	235,243	535,584
Audit and tax	21,759	57,621
Dividend disbursing and transfer agent fees and expenses	15,217	25,843
Registration fees	14,649	20,364
Accounting and administration fees	14,632	21,607
Printing fees	14,132	16,822
Custodian fees	9,967	30,184
Trustees’ fees and expenses	7,744	14,277
Legal fees	5,437	—
Other	3,388	9,467
Chief Compliance Officer fees	137	—
Interest expense	108	773
Custody out-of-pocket fee reimbursement(2)	—	(13,445)
Total expenses	342,413	719,097
Less:
Investment advisory fees waived	(49,158)	(62,289)
Net expenses	293,255	656,808
Net investment income	381,610	750,412
Net realized gain/(loss) on:
Investments	318,212	(58,376)
Foreign currency transactions	277,505	(271,905)
Forward currency exchange contracts	(126,481)	1,172,660
Net realized gain	469,236	842,379
Net change in unrealized appreciation/(depreciation) on:
Investments	(5,950,921)	8,433,162
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	(20,743)	4,017
Forward currency exchange contracts	(287,960)	135,250
Net change in unrealized appreciation/(depreciation)	(6,259,624)	8,572,429
Net realized and unrealized gain/(loss)	(5,790,388)	9,414,808
Net increase/(decrease) in net assets resulting from operations	$(5,408,778)	$10,165,220

(1)
For the period April 1, 2018 to October 31, 2018. On September 24, 2018, the Laudus Mondrian International Government Fixed Income Fund (the “Fixed Income Predecessor Fund”) was reorganized into the Gallery Trust Mondrian International Government Fixed Income Fund (the “Fixed Income Fund”). Information presented prior to September 24, 2018 is that of the Fixed Income Predecessor Fund. Effective October 31, 2018, the Fixed Income Fund changed its fiscal year end to October 31. See Note 1 in Notes to Financial Statements. See Note 1 in Notes to Financial Statements.

(2)	Custody fee reimbursement paid to the Fixed Income Predecessor Fund.

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian International Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year ended October 31, 2018	Year ended October 31, 2017
Operations:
Net investment income	$15,426,689	$15,859,800
Net realized gain on investments and foreign currency transactions	29,467,944	19,519,899
Net change in unrealized appreciation/(depreciation) on investments, foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	(78,752,548)	74,015,792
Net increase/(decrease) in net assets resulting from operations	(33,857,915)	109,395,491
Distributions(1)	(17,091,536)	(11,061,260)
Capital share transactions(2):
Issued	63,514,902	172,146,981
Reinvestment of dividends	12,352,316	7,229,070
Redemption fees - Note 2	—	5,891
Redeemed	(145,812,176)	(117,195,080)
Merger(3)	77,683,607	—
Net increase in net assets from capital share transactions	7,738,649	62,186,862
Total increase/(decrease) in net assets	(43,210,802)	160,521,093
Net assets:
Beginning of year	580,797,684	420,276,591
End of year(4)	$537,586,882	$580,797,684

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 15).
(2)	See Note 9 – Share transactions in Notes to the Financial Statements.
(3)	See Note 14 in Notes to the Financial Statements.
(4)	Includes undistributed net investment income of $15,098,004, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian Emerging Markets Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Period ended October 31, 2018(1)	Year ended March 31, 2018	Year ended March 31, 2017
Operations:
Net investment income	$4,162,702	$7,460,054	$7,459,147
Net realized gain/(loss) on investments, forward currency exchange contracts and foreign currency transactions	7,166,275	9,866,867	(27,940,771)
Net change in unrealized appreciation/ (depreciation) on investments, foreign capital gains tax on appreciated securities, foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	(46,136,111)	27,728,641	62,217,878
Net increase/(decrease) in net assets resulting from operations	(34,807,134)	45,055,562	41,736,254
Distributions(2)	(2,885,248)	(8,413,005)	(9,543,878)
Capital share transactions(3):
Issued	4,528,240	39,445,892	43,964,614
Reinvestment of dividends	2,844,738	8,123,300	9,118,772
Redeemed	(194,561,410)	(114,376,997)	(156,500,583)
Net decrease in net assets from capital share transactions	(187,188,432)	(66,807,805)	(103,417,197)
Total decrease in net assets	(224,880,814)	(30,165,248)	(71,224,821)
Net assets:
Beginning of year/period	314,259,162	344,424,410	415,649,231
End of year/period(4)	$89,378,348	$314,259,162	$344,424,410

(1)
For the period April 1, 2018 to October 31, 2018. On September 24, 2018, the Laudus Mondrian Emerging Markets Fund (the “Emerging Markets Predecessor Fund”) was reorganized into the Gallery Trust Mondrian Emerging Markets Equity Fund (the “Emerging Markets Fund”). Information presented prior to September 24, 2018 is that of the Emerging Markets Predecessor Fund. Effective October 31, 2018, the Emerging Markets Fund changed its fiscal year end to October 31. See Note 1 in Notes to Financial Statements.

(2)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 15).
(3)	See Note 9 – Share transactions in Notes to the Financial Statements.
(4)
Includes distributions in excess of net investment income of $(233,515) in March 31, 2018 and $(1,208,817) in March 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in October 31, 2018.

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian International Government
Fixed Income Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Period ended October 31, 2018(1)	Year ended March 31, 2018	Year ended March 31, 2017
Operations:
Net investment income	$381,610	$750,412	$1,129,081
Net realized gain/(loss) on investments, forward currency exchange contracts and foreign currency transactions	469,236	842,379	(4,813,012)
Net change in unrealized appreciation/ (depreciation) on investments, forward currency exchange contracts, foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	(6,259,624)	8,572,429	(3,925,465)
Net increase/(decrease) in net assets resulting from operations	(5,408,778)	10,165,220	(7,609,396)
Distributions(2)	(357,037)	(12,784)	(776,618)
Capital share transactions(3):
Issued	4,598,270	6,608,676	81,286,242
Reinvestment of dividends	276,836	9,308	506,323
Redeemed	(46,313,903)	(28,005,673)	(97,779,218)
Net decrease in net assets from capital share transactions	(41,438,797)	(21,387,689)	(15,986,653)
Total decrease in net assets	(47,204,612)	(11,235,253)	(24,372,667)
Net assets:
Beginning of year/period	84,330,171	95,565,424	119,938,091
End of year/period(4)	$37,125,559	$84,330,171	$95,565,424

(1)
For the period April 1, 2018 to October 31, 2018. On September 24, 2018, the Laudus Mondrian International Government Fixed Income Fund (the “Fixed Income Predecessor Fund”) was reorganized into the Gallery Trust Mondrian International Government Fixed Income Fund (the “Fixed Income Fund”). Information presented prior to September 24, 2018 is that of the Fixed Income Predecessor Fund. Effective October 31, 2018, the Fixed Income Fund changed its fiscal year end to October 31. See Note 1 in Notes to Financial Statements. See Note 1 in Notes to Financial Statements.

(2)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 15).
(3)	See Note 9 – Share transactions in Notes to the Financial Statements.
(4)
Includes distributions in excess of net investment income of $(1,971,079) in March 31, 2018 and $(4,835,789) in March 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in October 31, 2018.

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian International Equity Fund

FINANCIAL HIGHLIGHTS
Selected per share data & ratios for a share outstanding throughout the year
	Year Ended 10/31/18		Year Ended 10/31/17		Year Ended 10/31/16(2)	Year Ended 10/31/15(2)		Year Ended 10/31/14(2)
Net asset value, beginning of year	$15.97		$13.46		$14.24	$15.12		$15.34
Income/(loss) from operations:(1)
Net investment income	0.47		0.42		0.43	0.38		0.63
Net realized and unrealized gain/(loss) on investments	(1.48)		2.40		(0.84)	(0.58)		(0.43)
Total gain/(loss) from operations	(1.01)		2.82		(0.41)	(0.20)		0.20
Redemption fees	—		—	(4)	— (4)	—		—
Dividends and distributions from:
Net investment income	(0.48)		(0.31)		(0.37)	(0.68)		(0.42)
Total dividends and distributions	(0.48)		(0.31)		(0.37)	(0.68)		(0.42)
Net asset value, end of period	$14.48		$15.97		$13.46	$14.24		$15.12
Total return†	(6.56)%		21.39%		(2.83)%	(1.39)%		1.46%
Ratios and supplemental data
Net assets, end of year ($ Thousands)	$537,587		$580,798		$420,277	$358,381		$446,527
Ratio of expenses to average net assets (including waivers and reimbursements)	0.79%		0.79%		0.82%	0.88%		0.86%
Ratio of expenses to average net assets (excluding waivers and reimbursements)	0.88%		0.85%		0.89%	0.88%		0.86%
Ratio of net investment income to average net assets	2.96%		2.91%		3.20%	2.54%		4.04%
Portfolio turnover rate	23	%(3)	28	%(3)	20%	28	%(3)	21%

†
Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

(1)	Per share calculations were performed using average shares for the period.
(2)
On March 14, 2016, The International Equity Portfolio, a series of Delaware Pooled Trust (the “Predecessor Fund”) was reorganized into the Mondrian International Equity Fund. Information presented prior to March 14, 2016 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.

(3)	Excludes the value of Portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Portfolio’s capital shares.
(4)	Value is less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian Emerging Markets Equity Fund

FINANCIAL HIGHLIGHTS
Selected per share data & ratios for a share outstanding throughout the year or period
	Period Ended 10/31/18(2)	Year Ended 3/31/18(3)		Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15		Year Ended 3/31/14
Net asset value, beginning of year/period	$8.59	$7.71		$7.03	$8.18	$8.69		$9.85
Income/(loss) from operations:(1)
Net investment income	0.15	0.19		0.14	0.14	0.12		0.14
Net realized and unrealized gain/(loss) on investments	(1.45)	0.92		0.72	(1.20)	(0.39)		(1.19)
Total gain/(loss) from operations	(1.30)	1.11		0.86	(1.06)	(0.27)		(1.05)
Dividends and distributions from:
Net investment income	(0.22)	(0.23)		(0.18)	(0.09)	(0.24)		(0.11)
Net realized gains	—	—		—	—	—		(0.00	)(7)
Total dividends and distributions	(0.22)	(0.23)		(0.18)	(0.09)	(0.24)		(0.11)
Net asset value, end of year/period	$7.07	$8.59		$7.71	$7.03	$8.18		$8.69
Total return†	(15.26)%	14.55%		12.57%	(12.87)%	(3.03)%		(10.62)%
Ratios and supplemental data
Net assets, end of year/period ($ Thousands)	$89,378	$314,259		$336,896	$406,462	$559,347		$121,795
Ratio of expenses to average net assets (including waivers and reimbursements)	1.18%*	1.19	%(4)	1.20%	1.20%	1.29	%(5)	1.45%
Ratio of expenses to average net assets (excluding waivers and reimbursements)	1.26%*	1.21	%(4)	1.22%	1.21%	1.31%		1.52%
Ratio of net investment income to average net assets	3.25%*	2.30	%(4)	1.92%	1.87%	1.42%		1.55%
Portfolio turnover rate	62%**	39%		32%	28%	30	%(6)	69%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†
Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

(1)	Per share calculations were performed using average shares for the period.
(2)
For the period April 1, 2018 to October 31, 2018. On September 24, 2018, the Laudus Mondrian Emerging Markets Fund (the “Emerging Markets Predecessor Fund”) was reorganized into the Gallery Trust Mondrian Emerging Markets Equity Fund (the “Emerging Markets Fund”). Information presented prior to September 24, 2018 is that of the Emerging Markets Predecessor Fund. Effective October 31, 2018, the Emerging Markets Fund changed its fiscal year end to October 31. See Note 1 in Notes to Financial Statements.

(3)
Effective July 25, 2017, the Investor Share class, the Select Share class, and the Institutional Share class were consolidated into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.

(4)
The ratio of net operating expenses and gross operating expenses would have been 1.20% and 1.22%, respectively, and the ratio of net investment income would have been 2.29%, if the custody out-of-pocket fee reimbursement had not been included.

(5)	Effective October 1, 2014, the annual operating expense was reduced. The ratio presented for period ended 3/31/15 is a blended ratio.
(6)	Portfolio turnover excludes the impact of investment activity from a merger with another fund.
(7)	Value is less than ($0.005) per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Gallery Trust
Mondrian International Government
Fixed Income Fund

FINANCIAL HIGHLIGHTS
Selected per share data & ratios for a share outstanding throughout the year or period
	Period Ended 10/31/18(2)	Year Ended 3/31/18		Year Ended 3/31/17		Year Ended 3/31/16	Year Ended 3/31/15	Year Ended 3/31/14
Net asset value, beginning of year/period	$10.44	$9.32		$9.93		$9.45	$10.89	$11.01
Income/(loss) from operations:(1)
Net investment income	0.06	0.08		0.09		0.11	0.15	0.16
Net realized and unrealized gain/(loss) on investments	(0.86)	1.04		(0.64)		0.56	(1.14)	(0.21)
Total gain/(loss) from operations	(0.80)	1.12		(0.55)		0.67	(0.99)	(0.05)
Dividends and distributions from:
Net investment income	—	(0.00	)(3)	(0.00	)(3)	—	—	—
Net realized gains	(0.09)	—		(0.06)		(0.19)	(0.45)	(0.07)
Total dividends and distributions	(0.09)	(0.00	)(3)	(0.06)		(0.19)	(0.45)	(0.07)
Net asset value, end of year/period	$9.55	$10.44		$9.32		$9.93	$9.45	$10.89
Total return†	(7.69)%	12.03%		(5.48)%		7.27%	(9.37)%	(0.49)%
Ratios and supplemental data
Net assets, end of year/period ($ Thousands)	$37,126	$84,330		$95,565		$119,938	$187,388	$652,647
Ratio of expenses to average net assets (including waivers and reimbursements)	0.74%*	0.74	%(4)	0.75%		0.75%	0.74%	0.69%
Ratio of expenses to average net assets (excluding waivers and reimbursements)	0.86%*	0.81	%(4)	0.79%		0.81%	0.76%	0.69%
Ratio of net investment income to average net assets	0.96%*	0.84	%(4)	0.87%		1.21%	1.39%	1.48%
Portfolio turnover rate	32%**	52%		98%		31%	50%	52%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†
Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

(1)	Per share calculations were performed using average shares for the period.
(2)
For the period April 1, 2018 to October 31, 2018. On September 24, 2018, the Laudus Mondrian International Government Fixed Income Fund (the “Fixed Income Predecessor Fund”) was reorganized into the Gallery Trust Mondrian International Government Fixed Income Fund (the “Fixed Income Fund”). Information presented prior to September 24, 2018 is that of the Fixed Income Predecessor Fund. Effective October 31, 2018, the Fixed Income Fund changed its fiscal year end to October 31. See Note 1 in Notes to Financial Statements.

(3)	Value is less than ($0.005) per share.
(4)
The ratio of net operating expenses and gross operating expenses would have been 0.75% and 0.82%, respectively, and the ratio of net investment income would have been 0.83%, if the custody out-of-pocket fee reimbursement had not been included.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Gallery Trust
October 31, 2018

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Gallery Trust (the “Trust”), is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated August 25, 2015. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end investment management company with three funds. The financial statements herein are those of the Mondrian International Equity Fund (the “International Fund”), Mondrian Emerging Markets Equity Fund (the “Emerging Markets Fund”) and the Mondrian International Government Fixed Income Fund (the “Fixed Income Fund”) (each a “Fund” and collectively the “Funds”). The International Fund and Emerging Markets Fund are classified as diversified, and the Fixed Income Fund is classified as “non-diversified” under the 1940 Act. The investment objective of the International Fund is to seek long- term total return by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The investment objective of the Emerging Markets Fund is to seek long-term capital appreciation. The investment objective of the Fixed Income Fund is to seek long-term total return consistent with its value-oriented investment approach. Mondrian Investment Partners Limited, a limited company organized under the laws of England and Wales in 1990, serves as the Funds’ investment adviser (“Mondrian” or the “Adviser”). The Adviser makes investment decisions for the Funds and reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Trustees of the Trust.
The International Fund operated as The International Equity Portfolio, a series of Delaware Pooled Trust (the “International Predecessor Fund”), prior to the International Fund’s acquisition of the assets and assumption of the liabilities of the International Predecessor Fund (the “Reorganization”) on March 14, 2016 in a tax-free transaction. The International Fund had no operations prior to the Reorganization. The International Predecessor Fund was managed by Delaware Management Company, a series of Delaware Management Business Trust (the “Delaware Predecessor Adviser”), and sub-advised by Mondrian Investment Partners Limited. The International Predecessor Fund had substantially similar investment objectives and strategies as those of the International Fund. The financial statements and financial highlights reflect the financial information of the International Predecessor Fund for periods prior to March 14, 2016.
The Emerging Markets Fund and Fixed Income Fund operated as Laudus Mondrian Emerging Markets Fund (the “Emerging Markets Predecessor Fund”) and Laudus Mondrian International Government Fixed Income Fund (the “Fixed Income Predecessor Fund”) and, together with the Emerging Markets Predecessor Fund, the “Predecessor Funds”), a series of Laudus Trust. Each

Gallery Trust
October 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)
Predecessor Fund was managed by Charles Schwab Investment Management, Inc. (the “Predecessor Adviser”), and sub-advised by Mondrian. Each Fund has the same objective and substantially similar investment strategies as those of its Predecessor Fund. Each Fund acquired the assets and assumed all of the liabilities of its Predecessor Fund (the “Reorganization”) on September 24, 2018 in a tax-free transaction. The Funds had no operations prior to the Reorganization. The financial statements and financial highlights reflect the financial information of the Predecessor Funds for periods prior to September 24, 2018.
Effective October 31, 2018, the Emerging Markets Fund and Fixed Income Fund changed their fiscal year end from March 31 to October 31.
2.	Significant accounting policies
The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).
Use of estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.
Valuation of investments — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing

Gallery Trust
October 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board of Trustees (the “Board”). The prices for foreign securities will be reported in local currency and converted to U.S. dollars using currency exchange rates.
Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Board. The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

Gallery Trust
October 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Funds’ Administrator and requests that a meeting of the Committee be held.
If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in the corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.
In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

Gallery Trust
October 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

Level 3 — Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
Fair value measurement classifications are summarized in the Funds’ Schedule of Investments.
For the year ended October 31, 2018, there have been no significant changes to the Funds’ fair valuation methodology.
Federal income taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of and during the year ended October 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2018, the Funds did not incur any interest or penalties.
Security transactions, dividend and investment income — Security transac-tions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income

Gallery Trust
October 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

is recognized on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and included in interest income. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend, net of withholding taxes, if such information is obtained subsequent to the ex-dividend date.
Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations.
Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.
Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The Funds may also engage in currency transactions to enhance the Funds’ returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are closed. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of October 31, 2018, if applicable.

Gallery Trust
October 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

For the period ended October 31, 2018, the average balances of forward foreign currency exchange contracts for the Fixed Income Fund were as follows:

Average Monthly Notional Contracts Purchased	$(16,713,696)
Average Monthly Notional Contracts Sold	17,327,994

To reduce counterparty risk with respect to Over-the-Counter (“OTC”) transactions, the Funds have entered into netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in forward foreign currency contracts for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.
For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

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October 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged for the Fixed Income Fund as of October 31, 2018:

Counterparty	Gross Assets Recognized in the Statement of Assets and Liabilities	Gross Liabilities Recognized in the Statement of Assets and Liabilities	Net Amount Available to be Offset	Cash Collateral Pledged or (Received)	Net Amount†
Brown Brothers Harriman	$1,903	$(22,378)	$(20,475)	$—	$(20,475)
Total	$1,903	$(22,378)	$(20,475)	$—	$(20,475)

†
Represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

Dividends and distributions to shareholders — The International Fund and Emerging Markets Fund distribute their net investment income at least annually. The Fixed Income Fund distributes its net investment income quarterly. For each Fund, net realized capital gains, if any, are distributed at least annually. All distributions are recorded on ex-dividend date.
Redemption fees — Prior to March 1, 2017, the International Fund retained a redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. For the year ended October 31, 2018, and October 31, 2017, the Fund retained redemption fees of $0 and $5,891, respectively. Such fees were retained by the Fund for the benefit of the remaining shareholders and were recorded as additions to fund capital.
Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.
3.	Transactions with affiliates
Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.
A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include

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October 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.
4.	Administration, Custodian, Transfer Agent and Distribution Agreements
The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2018, the International Fund paid $560,568 for these services. For the period from September 24, 2018 to October 31, 2018, the Emerging Markets Fund and Fixed Income Fund paid $9,782 and $4,078, respectively, for these services. For the period April 1, 2018 to September 21, 2018, the Predecessor Funds entered into an administrative services agreement with State Street Bank and Trust Company (“State Street”) pursuant to which the Predecessor Funds agreed to pay State Street for certain costs incurred in providing administrative and accounting services to the Predecessor Funds. The Emerging Markets Predecessor Fund and Fixed Income Predecessor Fund paid $34,356 and $10,554, respectively, for these services. Expenses incurred under the agreements are shown on the Statement of Operations as “Accounting and administration fees”.
Brown Brothers Harriman & Co., (the “Custodian”) serves as the Funds’ Custodian pursuant to a custody agreement. Atlantic Shareholder Services, LLC (the “Transfer Agent”) serves as the Funds’ Transfer Agent pursuant to a transfer agency agreement.
5.	Investment Advisory Agreement
Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the International Fund, 0.75% of the average daily net assets of the Emerging Markets Fund and 0.50% of the average daily net assets of the Fixed Income Fund. Prior to September 24, 2018, the Predecessor Adviser was paid a fee at an annual rate of 1.00% of the Emerging Markets Predecessor Fund’s average daily net assets and 0.60% of the average daily net assets of the Fixed Income Predecessor Fund’s average daily net assets. The Predecessor Adviser paid Mondrian a sub-advisory fee for its services as sub-adviser to each Predecessor Fund out of the advisory fees that the Predecessor Adviser received from the Predecessor Fund.

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October 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)
The Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and non-routine (collectively “excluded expenses”)) from exceeding 0.79%, 0.92% and 0.60% of the average daily net assets of the International Fund, Emerging Markets Fund and Fixed Income Fund until February 28, 2021 (the “Expense Limitation”). This agreement may be terminated: (i) by the Board of Trustees of the Fund for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2021.
Prior to September 24, 2018, the Predecessor Adviser had contractually agreed through July 30, 2019, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 1.20% and 0.75% of the average daily net assets of the Emerging Markets Predecessor Fund and Fixed Income Predecessor Fund respectively.
6.	Investment transactions
The cost of purchases and proceeds from security sales other than long-term U.S. Government and short-term securities for the year or period ended October 31, 2018, are as follows:

	Purchases	Sales
International Fund	$117,669,211	$191,786,570
Emerging Markets Fund	130,859,435	315,608,555
Fixed Income Fund	17,864,359	60,699,937

The Fixed Income Fund had purchases and sales of long-term U.S. Government securities of $2,696,306 and $115,607, respectively.
7.	In-Kind transfer of securities
During the year ended October 31, 2018, there were no in-kind transactions.
During the year ended October 31, 2017, the International Fund had in-kind purchase transactions as follows:

	Value of Securities	Cash	Total
12/01/16	$62,236,951	$2,240,553	$64,477,504
01/03/17	21,671,352	471,091	22,142,443

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October 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

8.	Federal tax information
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income/(loss), accumulated net realized gain/(loss) or paid-in capital, as appropriate, in the period that the differences arise.
The following permanent differences primarily attributable to REIT adjustments, expired capital loss carryover (pre-enactment), passive foreign investment company (PFIC) adjustments and foreign exchange gain/loss have been reclassified to/from the following accounts:
	Distributable Earnings/(Loss)*
	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
International Fund	$338,976	$(2,043,004)	$1,704,028
Emerging Markets Fund	3,277,720	(3,277,720)	—
Fixed Income Fund	418,773	(431,557)	12,784

*
The reporting simplification amendments to Regulation S-X simplifies the reporting requirements for Registered Investment Companies by combining the components of net assets attributable to Undistributed Net Investment Income, Accumulated Net Realized Gain/Loss, and Unrealized Gain/Loss to one line item “Total Distributable Earnings/(Loss)”. The table above provides the tax characteristics of distributable earnings/(loss) which are included in Total distributable earnings/(loss).

These reclassifications have no impact on net assets or net asset value per share.
The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for forwards, foreign currency transactions, wash sale loss deferrals, investments in REIT’s and investments in PFICs. Distributions during the years or period ended October 31, 2018 and October 31, 2017, unless otherwise indicated, were as follows:

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October 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

			Ordinary Income	Long-Term Capital Gain	Total
International Fund	2018		$17,091,536	$—	$17,091,536
	2017		11,061,260	—	11,061,260

Emerging Markets Fund	2018		2,885,248	—	2,885,248
	2018	*	8,413,005	—	8,413,005
	2017	**	9,543,878	—	9,543,878

Fixed Income Fund	2018		13,004	344,033	357,037
	2018	*	12,784	—	12,784
	2017	**	14,676	761,942	776,618

  * Year ended March 31, 2018.
**  Year ended March 31, 2017.
As of October 31, 2018, the components of Distributable Earnings on a tax basis were as follows:

	International Fund	Emerging Markets Fund	Fixed Income Fund
Undistributed ordinary income	$14,003,990	$4,415,072	$28
Undistributed long-term capital gains	15,987,011	—	—
Capital loss carryforwards	—	(104,045,376)	—
Net unrealized appreciation (depreciation) on investments	(12,072,643)	(10,963,166)	(1,083,248)
Other temporary differences	—	—	(705,928)
Total distributable earnings	$17,918,358	$(110,593,470)	$(1,789,148)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The capital loss carryforwards are noted below:

Total
Emerging Markets Fund	$104,045,376	*

* The utilization of this amount is subject to limitation under IRC section 382-384.

Gallery Trust
October 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)
During the year or period ended October 31, 2018, the International Fund and Emerging Markets Fund utilized capital loss carryforwards of $13,859,481 and $12,054,145, respectively, to offset capital gains.
For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to passive foreign investment companies and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2018, were as follows:
	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Fund	$542,475,815	$35,412,665	$(47,485,308)	$(12,072,643)
Emerging Markets Fund	98,551,556	4,020,647	(14,983,813)	(10,963,166)
Fixed Income Fund	37,772,393	690,979	(1,774,227)	(1,083,248)

9.	Share transactions
The share transactions are shown below:

	Mondrian International Equity Fund
	Year ended October 31, 2018	Year ended October 31, 2017
Shares transactions:
Issued	4,042,576	12,536,376
Reinvestment of dividends	787,273	543,948
Redeemed	(9,064,192)	(7,936,911)
Merger(1)	5,007,561	—
Net increase in shares outstanding	773,218	5,143,413

	Mondrian Emerging Markets Equity Fund
	Period ended October 31, 2018(2)	Year ended March 31, 2018(3)	Year ended March 31, 2017
Shares transactions:
Issued	563,003	4,763,454	6,087,943
Reinvestment of dividends	382,872	990,646	1,315,792
Redeemed	(24,907,045)	(13,829,336)	(21,844,730)
Net decrease in shares outstanding	(23,961,170)	(8,075,236)	(14,440,995)

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October 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

	Fixed Income Fund
	Period ended October 31, 2018(4)	Year ended March 31, 2018	Year ended March 31, 2017
Shares transactions:
Issued	452,240	665,839	8,151,717
Reinvestment of dividends	28,105	938	56,636
Redeemed	(4,666,215)	(2,840,010)	(10,038,045)
Net decrease in shares outstanding	(4,185,870)	(2,173,233)	(1,829,692)

(1)	See Note 14.
(2)
For the period April 1, 2018 to October 31, 2018. On September 24, 2018, the Laudus Mondrian Emerging Markets Fund (the “Emerging Markets Predecessor Fund”) was reorganized into the Gallery Trust Mondrian Emerging Markets Equity Fund (the “Emerging Markets Fund”). Information presented prior to September 24, 2018 is that of the Emerging Markets Predecessor Fund. Effective October 31, 2018, the Emerging Markets Fund changed its fiscal year end to October 31. See Note 1.

(3)	Effective July 25, 2017, the Investor Share class, the Select Share class, and the Institutional Share class were consolidated into a single class of shares of the Fund.
(4)
For the period April 1, 2018 to October 31, 2018. On September 24, 2018, the Laudus Mondrian International Government Fixed Income Fund (the “Fixed Income Predecessor Fund”) was reorganized into the Gallery Trust Mondrian International Government Fixed Income Fund (the “Fixed Income Fund”). Information presented prior to September 24, 2018 is that of the Fixed Income Predecessor Fund. Effective October 31, 2018, the Fixed Income Fund changed its fiscal year end to October 31. See Note 1.

10.	Risks associated with financial instruments
As with all mutual funds, a shareholder of a Fund is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value and ability to meet its investment objective. A more complete description of risks associated with each Fund is included in the prospectus.
Active management risk
The Funds are subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the investments selected and strategies employed by the Funds fail to produce the intended results, the Funds could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Gallery Trust
October 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

Equity risk
Since it purchases equity securities, the Funds are subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.
Convertible securities risk
The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.
Large capitalization company risk
The large capitalization companies in which the Funds may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.
Preferred stocks risk
Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Foreign company risk
Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce income received

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October 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.
Emerging markets securities risk
The Funds’ investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.
Foreign currency risk
As a result of the Funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Funds will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected.
Depositary receipts risk
Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Funds will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. Certain of the depositary receipts in which the Fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as

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October 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)
sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Derivatives risk
The Funds’ use of forward contracts and participatory notes is subject to market risk, correlation risk, credit risk, valuation risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is described below. The Funds’ use of forwards is also subject to leverage risk and hedging risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Funds engage in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Funds to lose more than the principal amount invested in a derivative instrument.
Liquidity risk
Certain securities may be difficult or impossible to sell at the time and the price that the Funds would like. The Funds may have to lower the price, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance.
Portfolio turnover risk
Due to their investment strategies, the Funds may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.
Large purchase and redemption risk
Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Gallery Trust
October 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

Fixed income risk
Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity of a fixed income security, the more likely its value will decline when interest rates rise. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.
Zero-coupon bond risk
The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
Foreign sovereign debt securities risk
The Funds’ investments in foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.
Foreign government agencies risk
Bonds issued by government agencies, subdivisions or instrumentalities of foreign governments are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to

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October 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

changed circumstances, unable or unwilling to provide that support. A foreign government agency’s operations and financial condition are influenced by the foreign government’s economic and other policies.
Supranational entities risk
Government members, or “stockholders,” usually make initial capital contribu-tions to a supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee, however, that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Funds may lose money on such investments.
Corporate fixed income securities risk
Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.
Non-diversification risk
The Fixed Income Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.
11.	Indemnifications
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.
12.	Overdrafts from banks
Prior to September 24, 2018, the Predecessor Funds had access to custodian overdraft facilities. The Predecessor Funds utilized the overdraft facility and incurred an interest expense, which is disclosed on the Funds’ Statement of Operations. The interest expense was determined based on a negotiated rate above the current Federal Funds Rate.

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October 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

13.	Other
At October 31, 2018, the percentage of total shares outstanding held by a limited number of shareholders for each Fund, which were comprised of omnibus accounts that were held on behalf of various individual shareholders was as follows:
	No. of Shareholders	% Ownership
International Fund	4	55%
Emerging Markets Fund	5	82%
Fixed Income Fund	3	82%

14.	Fund merger
At a meeting held on June 13, 2018, the Board approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provided for the reorgani-zation of the Laudus Mondrian International Equity Fund (“Acquired Fund”) into the Mondrian International Equity Fund (“Surviving Fund”). The transaction was tax-free, meaning that the Laudus Mondrian International Equity Fund’s shareholders became shareholders of the Mondrian International Equity Fund without realizing any gain or loss for federal income tax purposes.
The Reorganization occurred as of the close of business on September 24, 2018, whereby all of the assets of the Acquired Fund were transferred to the corresponding Surviving Fund and shareholders of Institutional Shares of the Acquired Fund received Institutional Shares of the Surviving Fund, in exchange for their shares as follows.
Acquired Fund	Net Assets	Shares	Undistributed Net Investment Income	Undistributed Net Realized Loss on Investments	Unrealized Appreciation on Investments
Laudus Mondrian International Equity Fund	$77,683,607	13,423,307	$21,223	$(1,723,842)	$13,436,246

Surviving Fund	Shares Issued	Net Assets Prior to Merger	Net Assets After Merger
Mondrian International Equity Fund	5,007,561	$500,636,933	$578,320,540

Assuming the Reorganization had been completed on November 1, 2017, the beginning of the annual reporting period, the Acquired Fund pro forma results of operations for the period ended October 31, 2018 are as follows:

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October 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)
Acquired Fund	Net Investment Income	Net Realized Gain on Investments	Unrealized Depreciation on Investments
Laudus Mondrian International Equity Fund	$18,209,526	$37,147,932	$(89,838,343)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Laudus Mondrian International Equity Fund that have been included in the Fund’s Statement of Operations since September 24, 2018.
For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Laudus Mondrian International Equity Fund, in the amount of $63,713,337, was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Fund acquired capital loss carryovers of $5,199,265.
15.	Regulatory matters
On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income:

Fixed Income Fund	Year ended March 31, 2017
Net Investment Income	$(14,676)
Net Realized Gain	(761,942)

NOTES TO FINANCIAL STATEMENTS (concluded)

16.	New accounting pronouncement
In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.
17.	Subsequent events
The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2018.

Gallery Trust
October 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of Gallery Trust and Shareholders of Mondrian International Equity Fund, Mondrian Emerging Markets Equity Fund and Mondrian International Government Fixed Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (three of the Funds constituting the Gallery Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Fund	Statements of operations	Statements of changes in net assets
Mondrian International Equity Fund	For the year ended October 31, 2018	For the years ended October 31, 2018 and 2017
Mondrian Emerging Markets Equity Fund, Mondrian International Government Fixed Income Fund	For the period April 1, 2018 to October 31, 2018 and for the year ended March 31, 2018	For the period April 1, 2018 to October 31, 2018 and for the years ended March 31, 2018 and 2017

Basis for Opinions
These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Gallery Trust
October 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 27, 2018
We have served as the auditor of one or more investment companies in Mondrian Investment Partners Limited since 2016.

Gallery Trust
October 31, 2018 (Unaudited)

DISCLOSURE OF FUND EXPENSES
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2018 to October 31, 2018.
The table on the next page illustrates your Fund’s costs in two ways:
Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Gallery Trust
October 31, 2018 (Unaudited)

DISCLOSURE OF FUND EXPENSES (concluded)
Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Mondrian International Equity Fund
Actual Fund Return	$1,000.00	$910.10	0.79%	$3.80
Hypothetical 5% Return	$1,000.00	$1,021.22	0.79%	$4.02
Mondrian Emerging Markets Equity Fund
Actual Fund Return	$1,000.00	$853.30	1.18%	$5.51
Hypothetical 5% Return	$1,000.00	$1,019.26	1.18%	$6.01
Mondrian International Government Fixed Income Fund
Actual Fund Return	$1,000.00	$946.70	0.74%	$3.63
Hypothetical 5% Return	$1,000.00	$1,021.48	0.74%	$3.77

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

Gallery Trust
October 31, 2018 (Unaudited)

TRUSTEE AND OFFICERS OF GALLERY TRUST

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-832-4386.

The following chart lists Trustees and Officers as of October 31, 2018.

Name and Year of Birth	Position With Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INTERESTED TRUSTEE 3 4
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (Since 2015)
Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.
Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

[1]
Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she dies, resigns, or is removed in accordance with the Declaration of Trust.

[2]
Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

[3]	Trustees oversee 3 Funds in the Trust.
[4]	Mr. Doran may be deemed to be an “interested” person of the Fund as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates

Gallery Trust
October 31, 2018 (Unaudited)

TRUSTEE AND OFFICERS OF GALLERY TRUST (continued)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations In the Past Five Years	Other Directorships Held in the Past Five Years[2]
INDEPENDENT TRUSTEES [3]
JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (Since 2015)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Current Directorships: Trustee of City National Rochdale Funds, The Advisors’ Inner Circle Fund III, Schroder Series Trust and Schroder Global Series Trust.
Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2015)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Schroder Series Trust, Schroder Global Series Trust and JP Morgan Active ETFs.
Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

JAY C. NADEL (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/ Robeco from 1986 - 2001.
Current Directorships: Trustee of City National Rochdale Funds, The Advisors’ Inner Circle Fund III, Schroder Series Trust and Schroder Global Series Trust.
Former Directorships: Trustee of Rochdale Investment Trust to 2013. Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

RANDALL S. YANKER (Born: 1960)	Trustee (Since 2015)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.
Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

[1]
Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she dies, resigns, or is removed in accordance with the Declaration of Trust.

[2]
Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

[3]	Trustees oversee 3 Funds in the Trust.

Gallery Trust
October 31, 2018 (Unaudited)

TRUSTEE AND OFFICERS OF GALLERY TRUST (continued)
Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2015)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (Since 2017)
Attorney, SEI Investments, since 2017.
Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2015)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2015)
Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, The KP Funds, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (Since 2015) Anti-Money Laundering Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

Gallery Trust
October 31, 2018 (Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2018, the Funds are designating the following items with regard to distributions paid during the year.
						Foreign Investors
Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Foreign Tax Credit (6)
Mondrian International Equity Fund
100.00%	0.00%	100.00%	88.47%	100.00%	0.00%	0.00%	0.00%	5.77%
Mondrian Emerging Markets Equity Fund
100.00%	0.00%	100.00%	12.46%	57.43%	0.00%	0.00%	0.00%	19.36%
Mondrian International Government Fixed Income Fund
0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)
Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)
The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)
“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)
The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)
The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

(6)
The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2018. The International Fund and Emerging Markets Fund intend to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2018. The total amount of foreign source income is $16,835,397 and $4,913,522, respectively. The total amount of foreign tax paid is $1,045,777 and $692,807, respectively. Your allocation share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

Gallery Trust

Fund information

Registered office	P.O. Box 588
Portland, ME 04112

Adviser	Mondrian Investment Partners Limited
10 Gresham Street, 5th Floor
London, England EC2V 7JD

Distributor	SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Administrator	SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel	Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

Custodian	Brown Brothers Harriman & Co
40 Water Street
Boston, Massachusetts 02109

Transfer Agent	Atlantic Fund Services, LLC
Three Canal Plaza
Portland, ME 04101

Independent Registered	PricewaterhouseCoopers LLP
Public Accounting Firm	2001 Market Street
Philadelphia, PA 19103

[This Page Intentionally Left Blank]

[This Page Intentionally Left Blank]

MON-AR-001-0300

Item 2.   Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.   Audit Committee Financial Expert.

(a)(1)  The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Gallery Trust (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$75,400	None	None	$ 23,900	None	None
(b)	Audit-Related Fees	$22,500	None	$136,057	None	None	$119,807
(c)	Tax Fees	None	None	$164,500(2)(3)	None	None	$56,121
(d)	All Other Fees	None	None	None	None	None	$49,600

Notes:
(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Contains tax return preparation fees for affiliates of the Funds.
(3)	Contains tax compliance services provided to service affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1. require specific pre-approval;

2. are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3. have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy.  In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed by PwC applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal-years-ended October 31st were $300,557 and $225,528 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees.  Included in the Audit Committee’s pre-approval of these non-audit services was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.  Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Items 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.    Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gallery Trust

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: January 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: January 8, 2019

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller & CFO
Date: January 8, 2019